CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical)(Related Parties Transactions) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Net revenue	$ 138	869	661
Cost of revenue	467	2,941	4,641	6,525
Selling expenses	166	1,043
General and administrative expenses	17	108	216	216
Other income	$ 6	36	314	613